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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): November 28, 2005

                            THE BON-TON STORES, INC.
             (Exact name of registrant as specified in its charter)


       Pennsylvania                  0-19517                23-2835229
(State or Other Jurisdiction      (Commission File        (IRS Employer
     of Incorporation)                Number)          Identification No.)

                 2801 E. Market Street, York, Pennsylvania 17402
                    (Address of Principal Executive Offices)

                                  717-757-7660
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On November 28, 2005, the Human Resources and Compensation Committee of the Board of Directors of The Bon-Ton Stores, Inc. (the "Company") approved an arrangement pursuant to which Michael L. Gleim, a member of the Board of Directors, will continue to serve as a consultant to the Board of Directors and senior management of the Company and as chair of the Company's retirement plan committee in consideration of an annual fee of $75,000, payable in monthly installments. The term of this consulting arrangement is January 1, 2006 through December 31, 2006.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits

     Number      Description of Exhibit
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     10.1        Summary of Consulting Arrangement with Michael L. Gleim


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     The Bon-Ton Stores, Inc.

                                     By:      /s/ Keith E. Plowman
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                                        Keith E. Plowman
                                        Senior Vice President, Chief Financial
                                        Officer and Principal Accounting Officer

Dated:  December 1, 2005


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